SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 22, 2003

Adolor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30039	31-1429198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Pennsylvania Drive, Exton, PA	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 595-1500

Not Applicable

(Former name or former address, if changed since last report)

Item 5.	Other Events.

On September 22, 2003, Donald E. Nickelson was elected to the Board of Directors of the Company. A press release concerning the election of Mr. Nickelson is attached to this Report as Exhibit 99.1.

Item 7(c).	Exhibits.

99.1	Press Release of the Company, dated September 22, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADOLOR CORPORATION

By:	/s/ BRUCE A. PEACOCK
Name:	Bruce A. Peacock
Title:	President and Chief Executive Officer

Dated: September 24, 2003